Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

	Shares	Value
COMMON STOCKS† - 0.0%
Communications - 0.0%
Figs, Inc. — Class A*	3,754	$ 19,634
Vacasa, Inc. — Class A*	511	4,829
Total Communications		24,463
Industrial - 0.0%
BP Holdco LLC*,†††,1	15,619	18,932
Targus, Inc.*,†††	17,838	701
Targus, Inc.*,†††	17,838	526
Targus, Inc.*,†††	17,838	406
Vector Phoenix Holdings, LP*,†††	15,619	387
YAK BLOCKER 2 LLC*,†††	5,183	52
YAK BLOCKER 2 LLC*,†††	4,791	48
Targus, Inc.*,†††	17,838	2
Total Industrial		21,054
Financial - 0.0%
Tensor Ltd.*,†††	81,175	8
Total Common Stocks
(Cost $194,365)		45,525
PREFERRED STOCKS†† - 2.0%
Financial - 2.0%
Equitable Holdings, Inc.
4.30%	140,000	2,612,400
W R Berkley Corp.
4.13% due 03/30/61	95,975	1,899,345
Kuvare US Holdings, Inc.
7.00% due 02/17/51*,2	1,500,000	1,515,000
PartnerRe Ltd.
4.88%	46,000	943,000
Selective Insurance Group, Inc.
4.60%	20,000	369,200
Reinsurance Group of America, Inc.
7.13% due 10/15/52	9,250	242,165
First Republic Bank
4.25%*	31,650	633
4.50%*	17,750	355
Total Financial		7,582,098
Industrial - 0.0%
YAK BLOCKER 2 LLC *,†††	284,756	97,296
Total Preferred Stocks
(Cost $11,213,351)		7,679,394
WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	9,372	1,312
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,4	23,730	3
Total Warrants
(Cost $21,703)		1,315
CLOSED-END MUTUAL FUNDS† - 10.8%
BlackRock Taxable Municipal Bond Trust	738,712	12,085,328
Nuveen Taxable Municipal Income Fund	471,344	7,286,978
Nuveen California Quality Municipal Income Fund	482,736	5,295,614
Invesco Municipal Opportunity Trust	450,245	4,326,855
Invesco Trust for Investment Grade Municipals	382,286	3,765,517
Invesco Municipal Trust	309,052	2,960,718
BlackRock MuniVest Fund, Inc.	394,750	2,751,408
Invesco Advantage Municipal Income Trust II	287,297	2,450,643
Total Closed-End Mutual Funds
(Cost $56,469,081)		40,923,061
MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.20%[5]	2,126,529	2,126,529
Total Money Market Fund
(Cost $2,126,529)		2,126,529
	Face Amount~
MUNICIPAL BONDS†† - 67.3%
California - 12.7%
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build America Bonds[14]
7.10% due 08/01/40	7,785,000	$ 9,076,697
6.80% due 08/01/30	2,245,000	2,471,130
Oakland Unified School District, County of Alameda, California, Taxable General Obligation Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/33	10,000,000	10,056,967
East Side Union High School District General Obligation Unlimited
3.13% due 08/01/42	7,500,000	5,829,551
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47[6]	3,450,000	3,696,914
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	3,390,579
Oakland Unified School District/Alameda County General Obligation Unlimited
3.12% due 08/01/40[6]	2,450,000	1,872,046
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38[6]	2,000,000	1,801,646
Moreno Valley Unified School District General Obligation Unlimited
3.82% due 08/01/44[6]	2,000,000	1,626,974

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

	Face Amount~	Value
MUNICIPAL BONDS†† - 67.3% (continued)
California - 12.7% (continued)
Hillsborough City School District General Obligation Unlimited
due 09/01/38[7]	1,600,000	$734,267
due 09/01/37[7]	1,120,000	545,704
due 09/01/40[7]	500,000	202,860
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45[6]	1,500,000	1,095,594
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	1,051,240
Placentia-Yorba Linda Unified School District (Orange County, California), General Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	1,009,701
Monrovia Unified School District, Los Angeles County, California, Election of 2006 General Obligation Bonds, Build America Bonds, Federally Taxable
7.25% due 08/01/28[14]	805,000	858,694
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
2.91% due 03/01/35	500,000	405,356
3.27% due 03/01/40	250,000	193,058
3.29% due 03/01/41	70,000	53,230
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	510,912
California State University Revenue Bonds
3.90% due 11/01/47	500,000	419,328
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	350,000	354,541
Fremont Unified School District/Alameda County California General Obligation Unlimited
2.75% due 08/01/41	400,000	296,247
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	218,220
Coast Community College District General Obligation Unlimited
2.98% due 08/01/39	250,000	194,957
Total California		47,966,413
Texas - 11.0%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds, Taxable Build America Bonds[14]
7.09% due 01/01/42[6]	10,020,000	11,261,092
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[6]	8,900,000	7,212,116
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50[6]	8,000,000	5,602,834
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[6]	5,250,000	4,066,395
3.27% due 01/01/45[6]	1,150,000	833,710
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48[6]	6,800,000	4,843,087
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50	6,500,000	4,624,385
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51	2,400,000	1,665,945
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42[6]	2,200,000	1,569,712
Total Texas		41,679,276
Washington - 6.2%
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	5,544,694
Central Washington University, System Revenue Bonds, 2010, Taxable Build America Bonds[14]
6.50% due 05/01/30	5,000,000	5,247,479
Washington State Convention Center Public Facilities District, Lodging Tax Bonds, Taxable Build America Bonds[14]
6.79% due 07/01/40	4,600,000	4,974,484

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

	Face Amount~	Value
MUNICIPAL BONDS†† - 67.3% (continued)
Washington - 6.2% (continued)
Washington State University, Housing and Dining System Revenue Bonds, Taxable Build America Bonds[14]
7.10% due 04/01/32	3,325,000	$3,610,758
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	3,146,799
King County Public Hospital District No. 2 General Obligation Limited
3.11% due 12/01/44[6]	1,100,000	782,491
Total Washington		23,306,705
Pennsylvania - 4.8%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)
6.00% due 09/01/30	10,330,000	10,758,915
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29	6,895,000	7,538,075
Doylestown Hospital Authority Revenue Bonds
3.95% due 07/01/24	175,000	173,570
Total Pennsylvania		18,470,560
New York - 4.1%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds[14]
8.57% due 11/01/40	10,010,000	10,064,313
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51	5,000,000	3,562,051
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34[6]	2,250,000	1,813,445
Total New York		15,439,809
Illinois - 3.9%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build America Bonds[14]
6.90% due 01/01/40[6]	5,100,000	5,747,957
Illinois, General Obligation Bonds, Taxable Build America Bonds[14]
7.35% due 07/01/35	4,285,714	4,623,028
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[14]
6.74% due 11/01/40[6]	2,990,000	3,381,683
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	786,923	822,096
6.73% due 04/01/35[6]	184,615	192,677
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	182,175
Total Illinois		14,949,616
Ohio - 3.8%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[6]	8,900,000	5,906,538
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[6]	5,000,000	5,243,145
Madison Local School District, Richland County, Ohio, School Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	2,503,092
Toronto City School District, Ohio, Qualified School Construction Bonds General Obligation Bonds
7.00% due 12/01/28	670,000	670,948
Total Ohio		14,323,723
Oklahoma - 3.3%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	9,851,256
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	2,642,430
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	125,245
Total Oklahoma		12,618,931
West Virginia - 3.2%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally Taxable Build America Bonds 2010[14]
7.65% due 04/01/40[6]	10,000,000	12,058,333
Indiana - 3.1%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[6]	8,690,000	8,919,810

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

	Face Amount~	Value
MUNICIPAL BONDS†† - 67.3% (continued)
Indiana - 3.1% (continued)
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34	2,920,000	$2,812,400
Total Indiana		11,732,210
Michigan - 2.3%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[6]	2,505,000	2,921,769
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[6]	2,640,000	2,826,100
Fraser Public School District, Macomb County, Michigan, General Obligation Federally Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26	1,510,000	1,511,044
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	1,000,000	1,001,229
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	415,000	415,363
Total Michigan		8,675,505
South Carolina - 1.5%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[14]
7.33% due 07/01/40	5,000,000	5,850,885
New Jersey - 1.2%
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42[6]	3,500,000	2,750,651
New Jersey Turnpike Authority Revenue Bonds
2.78% due 01/01/40[6]	2,500,000	1,860,043
Total New Jersey		4,610,694
Massachusetts - 1.2%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42[6]	3,400,000	2,469,041
2.87% due 07/01/51	750,000	499,413
Massachusetts Development Finance Agency Revenue Bonds, Build America Bonds[14]
3.52% due 10/01/46	2,250,000	1,553,295
Total Massachusetts		4,521,749
Alabama - 1.2%
Auburn University Revenue Bonds
2.68% due 06/01/50[6]	6,500,000	4,376,269
New Hampshire - 0.9%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51[6]	4,800,000	3,327,854
Mississippi - 0.9%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41[6]	4,500,000	3,317,515
Colorado - 0.9%
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	2,677,867
University of Colorado Revenue Bonds
2.81% due 06/01/48[6]	920,000	622,787
Total Colorado		3,300,654
Louisiana - 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
3.05% due 05/01/38[6]	2,500,000	2,015,411
District of Columbia - 0.3%
District of Columbia Revenue Bonds
6.73% due 09/01/47[2]	1,200,000	1,253,838
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40[6]	100,000	90,288
Total District of Columbia		1,344,126
Tennessee - 0.1%
Tennessee Housing Development Agency Revenue Bonds
5.97% due 07/01/54	500,000	507,245
Nevada - 0.1%
Nevada Housing Division Revenue Bonds
5.84% due 10/01/49	250,000	251,537
Minnesota - 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	220,041
Arkansas - 0.0%
University of Arkansas Revenue Bonds
3.10% due 12/01/41[6]	250,000	193,141
Total Municipal Bonds
(Cost $279,214,979)		255,058,202
CORPORATE BONDS†† - 29.8%
Financial - 11.8%
Central Storage Safety Project Trust
4.82% due 02/01/38[8]	6,833,888	5,890,241
Wilton RE Ltd.
6.00% [2,3,9]	3,800,000	3,363,469

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

	Face Amount~	Value
CORPORATE BONDS†† - 29.8% (continued)
Financial - 11.8% (continued)
Intact Financial Corp.
5.46% due 09/22/32[2,6]	1,900,000	$1,888,691
Blue Owl Finance LLC
4.38% due 02/15/32[2,6]	2,150,000	1,885,959
Ares Finance Company IV LLC
3.65% due 02/01/52[2,6]	2,650,000	1,831,926
Accident Fund Insurance Company of America
8.50% due 08/01/32[2]	1,750,000	1,730,301
Liberty Mutual Group, Inc.
4.30% due 02/01/61[2]	2,700,000	1,717,652
Maple Grove Funding Trust I
4.16% due 08/15/51[2,6]	2,500,000	1,717,607
Pershing Square Holdings Ltd.
3.25% due 10/01/31[2]	2,100,000	1,682,520
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[2,6]	1,500,000	1,349,110
Global Atlantic Finance Co.
4.70% due 10/15/51[2,3,6]	1,450,000	1,280,283
National Life Insurance Co.
10.50% due 09/15/39[2]	900,000	1,138,775
Prudential Financial, Inc.
5.13% due 03/01/52[3]	1,200,000	1,121,805
NFP Corp.
6.88% due 08/15/28[2]	1,100,000	1,117,181
United Wholesale Mortgage LLC
5.50% due 11/15/25[2]	1,100,000	1,081,131
Stewart Information Services Corp.
3.60% due 11/15/31[6]	1,350,000	1,045,995
FS KKR Capital Corp.
3.25% due 07/15/27[6]	1,150,000	1,043,902
Macquarie Bank Ltd.
3.05% due 03/03/36[2,3]	1,200,000	976,998
Horace Mann Educators Corp.
7.25% due 09/15/28[6]	900,000	963,548
JPMorgan Chase & Co.
5.72% due 09/14/33[3]	950,000	961,904
Credit Suisse AG NY
7.95% due 01/09/25[6]	900,000	916,081
Kennedy-Wilson, Inc.
5.00% due 03/01/31	1,150,000	894,125
Safehold GL Holdings LLC
6.10% due 04/01/34	900,000	890,613
NatWest Group plc
7.47% due 11/10/26[3]	850,000	873,299
Toronto-Dominion Bank
8.13% due 10/31/82[3]	750,000	780,569
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[2]	1,000,000	775,900
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	750,000	769,598
Standard Chartered plc
7.78% due 11/16/25[2,3,6]	750,000	759,320
Corebridge Financial, Inc.
6.88% due 12/15/52[3]	700,000	698,866
QBE Insurance Group Ltd.
5.88% [2,3,9]	650,000	640,042
Bank of Nova Scotia
8.63% due 10/27/82[3]	550,000	565,847
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[2,6]	560,000	543,979
HUB International Ltd.
5.63% due 12/01/29[2,6]	550,000	510,478
Belvoir Land LLC
5.60% due 12/15/35[2]	500,000	473,360
OneMain Finance Corp.
9.00% due 01/15/29	350,000	367,584
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[2,6]	300,000	268,211
Total Financial		44,516,870
Consumer, Non-cyclical - 4.8%
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
5.75% due 04/01/33[6]	1,050,000	1,018,309
4.38% due 02/02/52[6]	1,200,000	863,313
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[6]	2,500,000	1,584,210
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,552,912
Post Holdings, Inc.
4.50% due 09/15/31[2]	1,300,000	1,157,391
Universal Health Services, Inc.
2.65% due 01/15/32[6]	1,300,000	1,056,816
Altria Group, Inc.
3.70% due 02/04/51[6]	1,500,000	1,021,273
Reynolds American, Inc.
5.70% due 08/15/35[6]	1,050,000	1,002,956
HCA, Inc.
4.63% due 03/15/52[6]	1,200,000	982,515
Amgen, Inc.
4.40% due 02/22/62	1,200,000	965,063
AbbVie, Inc.
5.40% due 03/15/54	950,000	964,366
Sotheby's
7.38% due 10/15/27[2,6]	1,000,000	960,524
BCP V Modular Services Finance II plc
6.13% due 10/30/28[2]	GBP 750,000	878,148
BAT Capital Corp.
7.08% due 08/02/43[6]	800,000	833,676
AZ Battery Property LLC
6.73% due 02/20/46	680,000	684,215
CPI CG, Inc.
8.63% due 03/15/26[2]	601,000	589,786
Baylor College of Medicine
5.26% due 11/15/46[6]	600,000	568,588
Medline Borrower, LP
5.25% due 10/01/29[2]	450,000	416,244

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

	Face Amount~	Value
CORPORATE BONDS†† - 29.8% (continued)
Consumer, Non-cyclical - 4.8% (continued)
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[2]	260,000	$250,900
Upbound Group, Inc.
6.38% due 02/15/29[2,6]	250,000	239,280
Performance Food Group, Inc.
6.88% due 05/01/25[2]	225,000	225,580
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
due 04/01/29[2,10]	350,000	220,321
OhioHealth Corp.
2.83% due 11/15/41	300,000	219,287
Total Consumer, Non-cyclical		18,255,673
Consumer, Cyclical - 3.7%
Delta Air Lines, Inc.
7.00% due 05/01/25[2,6]	4,019,000	4,084,878
United Airlines, Inc.
4.63% due 04/15/29[2,6]	2,200,000	2,029,291
Warnermedia Holdings, Inc.
5.14% due 03/15/52[6]	1,150,000	934,485
6.41% due 03/15/26[6]	900,000	899,764
Hyatt Hotels Corp.
5.75% due 04/23/30[6]	1,100,000	1,120,938
LKQ Corp.
6.25% due 06/15/33[6]	950,000	976,285
Air Canada
4.63% due 08/15/29[2]	CAD 1,050,000	727,452
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[2]	539,000	568,704
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[2]	600,000	562,383
Polaris, Inc.
6.95% due 03/15/29	450,000	474,223
Wabash National Corp.
4.50% due 10/15/28[2]	500,000	457,500
Hanesbrands, Inc.
9.00% due 02/15/31[2,6]	400,000	400,886
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[2]	300,000	269,503
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[2,6]	250,000	226,250
Station Casinos LLC
4.63% due 12/01/31[2]	200,000	177,816
Total Consumer, Cyclical		13,910,358
Energy - 2.5%
Occidental Petroleum Corp.
7.00% due 11/15/27	2,000,000	2,046,100
Valero Energy Corp.
4.00% due 06/01/52[6]	2,450,000	1,843,071
ITT Holdings LLC
6.50% due 08/01/29[2]	1,250,000	1,109,474
NuStar Logistics, LP
6.38% due 10/01/30[6]	1,000,000	1,002,830
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
4.88% due 02/01/31[6]	1,000,000	947,436
Venture Global LNG, Inc.
9.88% due 02/01/32[2]	750,000	789,661
Global Partners Limited Partnership / GLP Finance Corp.
8.25% due 01/15/32[2]	450,000	461,566
Kinder Morgan, Inc.
5.20% due 06/01/33[6]	400,000	389,432
Parkland Corp.
4.63% due 05/01/30[2,6]	300,000	274,038
Buckeye Partners, LP
4.35% due 10/15/24[6]	250,000	246,397
Greensaif Pipelines Bidco SARL
6.51% due 02/23/42[2]	200,000	206,123
Viper Energy, Inc.
7.38% due 11/01/31[2,6]	200,000	205,932
CVR Energy, Inc.
5.75% due 02/15/28[2]	125,000	116,026
Total Energy		9,638,086
Communications - 2.4%
British Telecommunications plc
4.88% due 11/23/81[2,3]	1,700,000	1,495,582
McGraw-Hill Education, Inc.
8.00% due 08/01/29[2,6]	850,000	775,625
5.75% due 08/01/28[2]	300,000	278,705
Corning, Inc.
4.38% due 11/15/57[6]	1,200,000	987,859
Rogers Communications, Inc.
4.50% due 03/15/42[6]	1,150,000	987,349
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[2]	1,150,000	966,368
Altice France S.A.
5.50% due 10/15/29[2,6]	900,000	681,453
5.13% due 07/15/29[2,6]	350,000	264,301
Charter Communications Operating LLC / Charter Communications Operating Capital
5.25% due 04/01/53[6]	1,200,000	931,659
Vodafone Group plc
5.13% due 06/04/81[3]	1,100,000	814,851
Sunrise FinCo I BV
4.88% due 07/15/31[2,6]	700,000	619,500
CSC Holdings LLC
11.25% due 05/15/28[2,6]	250,000	257,942

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

	Face Amount~	Value
CORPORATE BONDS†† - 29.8% (continued)
Communications - 2.4% (continued)
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	$187,500
Total Communications		9,248,694
Industrial - 2.1%
IP Lending V Ltd.
5.13% due 04/02/26†††,2	1,200,000	1,172,760
Fortune Brands Innovations, Inc.
4.50% due 03/25/52[6]	1,300,000	1,053,514
LBJ Infrastructure Group LLC
3.80% due 12/31/57[2]	1,500,000	1,012,352
Cellnex Finance Company S.A.
3.88% due 07/07/41[2,6]	1,250,000	972,725
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	817,931
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[2,6]	1,000,000	794,000
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[2,6]	600,000	600,000
Deuce FinCo plc
5.50% due 06/15/27[2]	GBP 500,000	591,744
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[2,6]	575,000	582,187
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[2,6]	400,000	324,864
Level 3 Financing, Inc.
11.00% due 11/15/29†††	634,257	–
Total Industrial		7,922,077
Basic Materials - 0.8%
Alcoa Nederland Holding BV
4.13% due 03/31/29[2,6]	1,100,000	1,007,229
ArcelorMittal S.A.
6.55% due 11/29/27	900,000	937,343
SK Invictus Intermediate II SARL
5.00% due 10/30/29[2]	700,000	594,297
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[2]	600,000	581,346
Mirabela Nickel Ltd.
due 06/24/19†††,8,10	96,316	481
Total Basic Materials		3,120,696
Technology - 0.7%
Broadcom, Inc.
3.19% due 11/15/36[2,6]	1,300,000	1,019,145
Oracle Corp.
3.95% due 03/25/51[6]	1,100,000	820,548
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[6]	800,000	694,328
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[2]	200,000	204,988
Total Technology		2,739,009
Utilities - 0.7%
Alexander Funding Trust II
7.47% due 07/31/28[2,6]	900,000	941,957
Ohio Edison Co.
5.50% due 01/15/33[2,6]	950,000	937,120
NRG Energy, Inc.
7.00% due 03/15/33[2,6]	450,000	468,515
Black Hills Corp.
5.95% due 03/15/28[6]	200,000	205,704
Total Utilities		2,553,296
Asset Backed Securities - 0.3%
IP Lending X Ltd.
7.75% due 07/02/29†††,2	990,000	992,295
Total Corporate Bonds
(Cost $125,744,142)		112,897,054
ASSET-BACKED SECURITIES†† - 12.1%
Financial - 3.9%
Thunderbird A
5.50% due 03/01/37†††	4,550,000	4,184,366
Lightning A
5.50% due 03/01/37†††	4,550,000	4,184,366
HV Eight LLC
7.48% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR 1,607,232	1,737,478
KKR Core Holding Company LLC
4.00% due 08/12/31†††	1,540,137	1,362,962
Project Onyx I
8.48% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††	1,249,599	1,249,792
Ceamer Finance LLC
6.92% due 11/15/37†††	966,635	939,175
LVNV Funding LLC
7.80% due 11/05/28†††	650,000	666,202
Project Onyx II
8.48% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††	403,296	403,421
Total Financial		14,727,762
Collateralized Loan Obligations - 2.8%
ABPCI Direct Lending Fund IX LLC
2021-9A BR, 8.08% (3 Month Term SOFR + 2.76%, Rate Floor: 2.50%) due 11/18/31◊,2	2,500,000	2,452,145

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 12.1% (continued)
Collateralized Loan Obligations - 2.8% (continued)
Cerberus Loan Funding XLIV LLC
2024-5A C, 9.30% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%) due 01/15/36◊,2	1,400,000	$1,401,003
Cerberus Loan Funding XLII LLC
2023-3A C, 9.46% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%) due 09/13/35◊,2	1,250,000	1,249,853
Owl Rock CLO I LLC
2024-1A C, 9.59% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/20/36◊,2	1,050,000	1,050,357
Cerberus Loan Funding XLV LLC
2024-1A C, due 04/15/36◊,2	1,000,000	1,000,000
ABPCI Direct Lending Fund CLO II LLC
2021-1A CR, 8.73% (3 Month Term SOFR + 3.41%, Rate Floor: 3.15%) due 04/20/32◊,2	1,000,000	990,048
Cerberus Loan Funding XL LLC
2023-1A C, 9.71% (3 Month Term SOFR + 4.40%, Rate Floor: 4.40%) due 03/22/35◊,2	750,000	751,067
KREF Ltd.
2021-FL2 AS, 6.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,2	650,000	624,542
Owl Rock CLO XVI
2024-16A C, due 04/20/36◊,2	600,000	600,000
WhiteHorse X Ltd.
2015-10A E, 10.88% (3 Month Term SOFR + 5.56%, Rate Floor: 5.30%) due 04/17/27◊,2	357,577	357,536
WhiteHorse VIII Ltd.
2014-1A E, 10.12% (3 Month Term SOFR + 4.81%, Rate Floor: 0.00%) due 05/01/26◊,2	137,706	119,771
BNPP IP CLO Ltd.
2014-2A E, 10.83% (3 Month Term SOFR + 5.51%, Rate Floor: 0.00%) due 10/30/25◊,2	290,072	101,235
Total Collateralized Loan Obligations		10,697,557
Transport-Aircraft - 1.7%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[2,11]	2,329,696	2,137,381
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[2]	1,052,827	936,121
Sprite Ltd.
2021-1, 3.75% due 11/15/46[2]	891,476	828,154
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[2]	839,243	767,975
Start Ltd.
2018-1, 4.09% due 05/15/43[2]	805,567	737,207
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[2]	569,049	497,918
AASET Trust
2021-2A, 2.80% due 01/15/47[2]	400,666	348,612
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[2]	294,676	274,074
Total Transport-Aircraft		6,527,442
Infrastructure - 1.7%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[2]	5,000,000	4,434,527
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[2]	1,900,000	1,762,830
Total Infrastructure		6,197,357
Whole Business - 0.8%
Applebee's Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[2]	990,000	953,178
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[2]	957,500	907,947
2021-1A, 2.39% due 04/25/51[2]	48,625	42,528

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 12.1% (continued)
Whole Business - 0.8% (continued)
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[2]	1,171,000	$948,918
Total Whole Business		2,852,571
Net Lease - 0.6%
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[2]	994,792	983,638
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[2]	997,500	932,424
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[2]	500,000	414,168
Total Net Lease		2,330,230
Single Family Residence - 0.5%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/38[2]	1,000,000	971,840
2020-SFR2, 4.50% due 10/19/37[2]	400,000	378,099
2020-SFR2, 4.00% due 10/19/37[2]	400,000	377,087
2020-SFR2, 3.37% due 10/19/37[2]	250,000	234,143
Total Single Family Residence		1,961,169
Insurance - 0.1%
CHEST
7.13% due 03/15/43†††	475,000	477,952
Total Asset-Backed Securities
(Cost $47,223,301)		45,772,040
SENIOR FLOATING RATE INTERESTS††,◊ - 9.1%
Consumer, Cyclical - 2.4%
FR Refuel LLC
10.19% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28	1,282,694	1,253,834
Zephyr Bidco Ltd.
11.19% (3 Month GBP SONIA + 6.00%, Rate Floor: 6.00%) due 07/31/28	GBP 900,000	1,131,888
First Brands Group LLC
10.57% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	1,118,375	1,119,773
Alexander Mann
11.40% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27	997,500	968,822
MB2 Dental Solutions, LLC
11.32% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 01/29/31	875,152	873,370
Pacific Bells LLC
10.11% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	750,296	743,918
Crash Champions Inc.
due 02/06/29	710,000	709,112
Accuride Corp.
12.20% (1 Month Term SOFR + 5.25%, Rate Floor: 6.25%) (in-kind rate was 1.62%) due 05/18/26[12]	699,607	545,693
The Facilities Group
11.19% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	495,200	485,607
NFM & J LLC
11.16% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	487,184	477,745
ImageFIRST Holdings LLC
10.47% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 04/27/28	418,387	417,341
Flutter Financing B.V.
8.86% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 07/24/28	413,012	413,471
Total Consumer, Cyclical		9,140,574
Consumer, Non-cyclical - 2.1%
Mission Veterinary Partners
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 04/27/28	1,221,875	1,218,307
PetIQ LLC
10.17% (6 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/13/28	1,051,496	1,040,981
Quirch Foods Holdings LLC
10.39% (3 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/27/27	951,428	949,944
Women's Care Holdings, Inc.
9.91% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/17/28	1,055,100	913,537
Blue Ribbon LLC
11.63% (3 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	1,006,250	870,909

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 9.1% (continued)
Consumer, Non-cyclical - 2.1% (continued)
LaserAway Intermediate Holdings II LLC
11.33% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27	779,199	$772,709
Gibson Brands, Inc.
10.58% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	490,000	458,763
Southern Veterinary Partners LLC
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 10/05/27	423,661	422,733
PlayCore
9.84% (3 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 02/14/30	400,000	400,000
Endo Luxembourg Finance Company I SARL
14.50% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 7.75%) due 03/27/28	592,500	386,310
Florida Food Products LLC
10.44% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/18/28	438,241	380,722
HAH Group Holding Co. LLC
10.43% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27	254,499	252,272
Total Consumer, Non-cyclical		8,067,187
Technology - 1.6%
Polaris Newco LLC
8.98% ((1 Month Term SOFR + 3.50%) and (3 Month Term SOFR + 3.50%), Rate Floor: 3.50%) due 06/04/26†††	1,941,100	1,831,342
Sitecore Holding III A/S
13.38% (6 Month Term SOFR + 7.75%, Rate Floor: 8.25%) due 03/12/29†††	982,950	973,689
11.83% (6 Month EURIBOR + 7.75%, Rate Floor: 7.75%) due 03/12/29†††	EUR 727,995	779,605
Aston FinCo SARL
9.96% (1 Month GBP SONIA + 4.77%, Rate Floor: 4.77%) due 10/09/26	GBP 780,080	901,058
RLDatix
13.19% (6 Month Term SOFR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	700,000	698,740
Datix Bidco Ltd.
12.94% (6 Month GBP SONIA + 7.75%, Rate Floor: 8.44%) due 04/27/26†††	GBP 300,000	378,034
24-7 Intouch, Inc.
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/25/25	381,930	371,267
Atlas CC Acquisition Corp.
9.85% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/25/28	190,941	170,176
Total Technology		6,103,911
Industrial - 1.4%
Dispatch Terra Acquisition LLC
9.75% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,121,250	1,040,666
Level 3 Financing, Inc.
7.19% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 03/01/27	1,000,000	975,000
Arcline FM Holdings LLC
10.36% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 06/23/28	956,592	956,956
CapStone Acquisition Holdings, Inc.
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 11/12/27†††	929,571	924,673
Merlin Buyer, Inc.
9.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	573,729	571,101
TK Elevator Midco GmbH
6.61% (1 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/27†††	EUR 380,218	390,610
Merlin Buyer, Inc.
10.08% (1 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/14/28†††	299,246	299,246
Integrated Power Services Holdings, Inc.
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	196,169	194,843

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

	Face Amount~		Value
SENIOR FLOATING RATE INTERESTS††,◊ - 9.1% (continued)
Industrial - 1.4% (continued)
ILPEA Parent, Inc.
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 06/22/28†††	103,464		$101,395
Total Industrial			5,454,490
Financial - 1.0%
Eisner Advisory Group
due 02/22/31	1,000,000		992,500
Citadel Securities LP
7.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 07/29/30	984,985		983,754
Ardonagh Midco 3 plc
due 02/16/25	915,663		901,928
HighTower Holding LLC
9.59% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 04/21/28	347,240		346,806
Tegra118 Wealth Solutions, Inc.
9.32% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	350,000		332,391
Total Financial			3,557,379
Communications - 0.6%
FirstDigital Communications LLC
9.69% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/17/26†††	1,246,875		1,213,914
Syndigo LLC
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 12/15/27	927,207		922,571
Total Communications			2,136,485
Total Senior Floating Rate Interests
(Cost $35,321,150)			34,460,026
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 1.1%
Residential Mortgage-Backed Securities - 1.0%
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,2	1,936,689		1,771,836
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[2,11]	528,532		521,804
LSTAR Securities Investment Ltd.
2024-1, 8.43% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,†††,2	445,034		446,169
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,8	500,000		424,106
OBX Trust
2022-NQM8, 6.10% due 09/25/62[2,11]	426,341		421,183
Total Residential Mortgage-Backed Securities			3,585,098
Military Housing - 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 11/25/55◊,2,13	6,754,651		427,259
2015-R1, 5.94% (WAC) due 11/25/52◊,8	84,174		74,374
Total Military Housing			501,633
Total Collateralized Mortgage Obligations
(Cost $4,350,466)			4,086,731
FOREIGN GOVERNMENT DEBT†† - 0.2%
Panama Government International Bond
4.50% due 01/19/63	1,250,000		774,141
Total Foreign Government Debt
(Cost $1,242,335)			774,141
	Notional Value

OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	10,800,000	3,773
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	10,400,000	3,634
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	10,300,000	3,599
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	5,200,000	1,817
Total OTC Options Purchased
(Cost $165,968)			12,823
Total Investments - 133.0%
(Cost $563,287,370)			$ 503,836,841
Other Assets & Liabilities, net - (33.0)%			(124,945,271)
Total Net Assets - 100.0%			$ 378,891,570

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
J.P. Morgan Securities LLC	ICE	ITRAXX.EUR.38.V1	1.00%	Quarterly	12/20/27	EUR 4,400,000	$(97,868)	$(31,000)	$(66,868)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	CAD	Sell	1,010,000	750,546 USD	03/15/24	$6,014
Bank of America, N.A.	GBP	Sell	3,116,000	3,937,789 USD	03/15/24	3,910
UBS AG	CAD	Buy	24,000	17,751 USD	03/15/24	(59)
Bank of America, N.A.	EUR	Sell	2,734,000	2,952,824 USD	03/15/24	(4,227)
						$5,638

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation).
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
◊	Variable rate security. Rate indicated is the rate effective at February 29, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Affiliated issuer.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $99,398,965 (cost $106,923,803), or 26.2% of total net assets.
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Special Purpose Acquisition Company (SPAC).
5	Rate indicated is the 7-day yield as of February 29, 2024.
6	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of February 29, 2024, the total value of securities segregated was $134,215,428.
7	Zero coupon rate security.
8	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $6,389,202 (cost $7,577,824), or 1.7% of total net assets — See Note 6.
9	Perpetual maturity.
10	Security is in default of interest and/or principal obligations.
11	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at February 29, 2024. See table below for additional step information for each security.
12	Payment-in-kind security.
13	Security is an interest-only strip.
14	Taxable municipal bond issued as part of the Build America Bond program.

CAD — Canadian Dollar
CMS — Constant Maturity Swap
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ITRAXX.EUR.38.V1 — iTraxx Europe Series 38 Index Version 1

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Trust's investments at February 29, 2024 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 24,463	$ —	$ 21,062	$ 45,525
Preferred Stocks	—	7,582,098	97,296	7,679,394
Warrants	1,312	—	3	1,315
Closed-End Mutual Funds	40,923,061	—	—	40,923,061
Money Market Fund	2,126,529	—	—	2,126,529
Municipal Bonds	—	255,058,202	—	255,058,202
Corporate Bonds	—	109,143,989	3,753,065	112,897,054
Asset-Backed Securities	—	30,566,326	15,205,714	45,772,040
Senior Floating Rate Interests	—	25,710,583	8,749,443	34,460,026
Collateralized Mortgage Obligations	—	3,640,562	446,169	4,086,731
Foreign Government Debt	—	774,141	—	774,141
Options Purchased	—	12,823	—	12,823
Forward Foreign Currency Exchange Contracts*	—	9,924	—	9,924
Total Assets	$ 43,075,365	$ 432,498,648	$ 28,272,752	$ 503,846,765

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$ —	$ 66,868	$ —	$ 66,868
Forward Foreign Currency Exchange Contracts**	—	4,286	—	4,286
Unfunded Loan Commitments (Note 5)	—	—	76,526	76,526
Total Liabilities	$ —	$ 71,154	$ 76,526	$ 147,680

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $123,720,751 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at February 29, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$ 10,875,848	Yield Analysis	Yield	6.6%-7.3%	7.2%
Asset-Backed Securities	4,329,866	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	446,169	Third Party Pricing	Trade Price	—	—
Common Stocks	19,419	Enterprise Value	Valuation Multiple	2.9x-8.3x	3.0x
Common Stocks	1,635	Model Price	Liquidation Value	—	—
Common Stocks	8	Third Party Pricing	Trade Price	—	—
Corporate Bonds	2,579,824	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	1,173,241	Third Party Pricing	Broker Quote	—	—
Preferred Stocks	97,296	Enterprise Value	Valuation Multiple	5.0x	—
Senior Floating Rate Interests	6,126,850	Yield Analysis	Yield	10.3%-13.1%	11.8%
Senior Floating Rate Interests	2,221,952	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	400,641	Third Party Pricing	Broker Quote	—	—
Warrants	3	Model Price	Liquidation Value	—	—
Total Assets	$ 28,272,752
Liabilities:
Unfunded Loan Commitments	$76,526	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended February 29, 2024, the Trust had securities with a total value of $1,274,155 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $3,576,595 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended February 29, 2024:

	Assets								Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$8,750,965	$-	$783,421	$14,301,312	$ 2	$ 25,554	$ 70,186	$23,931,440	$ (98,344)
Purchases/(Receipts)	7,182,090	450,000	1,740,000	2,256,187	-	-	-	11,628,277	(133,503)
(Sales, maturities and paydowns)/Fundings	(373,331)	(4,965)	-	(4,752,561)	-	-	-	(5,130,857)	131,016
Amortization of premiums/discounts	-	-	-	107,701	-	-	-	107,701	2,919
Corporate actions	-	-	-	111,649	-	-	-	111,649	-
Total realized gains (losses) included in earnings	(3,924)	-	-	(101,988)	-	(220)	-	(106,132)	15,129
Total change in unrealized appreciation (depreciation) included in earnings	(350,086)	1,134	56,884	302,343	1	(4,272)	27,110	33,114	6,257
Transfers into Level 3	-	-	1,172,760	101,395	-	-	-	1,274,155	-
Transfers out of Level 3	-	-	-	(3,576,595)	-	-	-	(3,576,595)	-
Ending Balance	$ 15,205,714	$446,169	$3,753,065	$ 8,749,443	$ 3	$ 21,062	$ 97,296	$28,272,752	$ (76,526)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at February 29, 2024	$ (350,086)	$ 1,134	$ 56,884	$ 36,145	$ 1	$ (4,314)	$ 27,110	$(233,126)	$ 5,332

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Trust. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Trust are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	11/15/26
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer.

Transactions during the period ended February 29, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 02/29/24	Shares 02/29/24
Common Stocks
BP Holdco LLC*	$20,062	$–	$–	$–	$(1,130)	$18,932	15,619

*	Non-income producing security.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

For information on the Trust’s other significant accounting policies, please refer to the Trust’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust's investments (the “Fund Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Trust with respect to all Trust investments and other assets. As the Trust’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the "Valuation Procedures") reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Trust's securities and other assets.

Valuations of the Trust's securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts ("ADRs") trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps ("swaptions") are valued using a price provided by a pricing service provider.

Interest rate swap agreements entered into by the Trust are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Trust will generally be valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative instruments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Derivatives

As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that the Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Trust may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Trust may be at risk because of the counterparty’s inability to perform.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Trust utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Trust enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Trust if it is selling the credit protection. If the Trust utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Trust is selling credit protection, the default of a third-party issuer.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Trust can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Trust’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 4 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust's tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust's financial statements. The Trust's U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At February 29, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$563,335,077	$12,209,295	$(71,768,761)	$(59,559,466)

Note 5 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of February 29, 2024. The Trust is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of February 29, 2024, were as follows:

Borrower	Maturity Date		Face Amount*	Value
Ardonagh Midco 3 plc	02/16/25	EUR	84,337	$1,265
Datix Bidco Ltd.	05/16/24		780,000	–
Inspired Finco Holdings Ltd.	02/15/31		1,000,000	4,660
Lightning A	03/01/37		2,450,000	–
MB2 Dental Solutions, LLC	01/29/31		544,848	14,166
Polaris Newco LLC	06/04/26		408,900	23,121
Thunderbird A	03/01/37		2,450,000	–
TK Elevator Midco GmbH	01/29/27	EUR	619,782	33,314
				$76,526

* The face amount is denominated in U.S. dollars unless otherwise indicated.

EUR - Euro

Note 6– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$6,962,702	$5,890,241
CFMT LLC

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2024

2022-HB9, 3.25% (WAC) due 09/25/37[1]	09/23/22	$443,730	$424,106
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.94% (WAC) due 11/25/52[1]	09/10/19	84,175	74,374
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	87,217	481
		$7,577,824	$6,389,202

1	Variable rate security. Rate indicated is the rate effective at February 29, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
2	Security is in default of interest and/or principal obligations.

Note 7 – Market Risks

The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Trust in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Trust’s investments and performance of the Trust.

OTHER INFORMATION	February 29, 2024

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.